SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant [   ]

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

CHOLESTECH CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHOLESTECH CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

August 14, 2003
10:00 a.m.

TO OUR SHAREHOLDERS:

      You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Cholestech Corporation, which will be held at our executive offices located at 3347 Investment Boulevard, Hayward, California 94545-3808, on Thursday, August 14, 2003, at 10:00 a.m. local time for the following purposes:

1. To elect six directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.

2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending March 26, 2004.

3. To approve an amendment to our 2000 stock incentive program to increase the aggregate number of shares of common stock that may be issued under such program by 650,000 to a total of 1,845,000 shares.

4. To approve an amendment to our 2000 stock incentive program to amend the formula grant mechanism for the initial grant of stock options to non-employee directors as described in this proxy statement.

5. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

      These items of business are more fully described in the proxy statement accompanying this notice. Only shareholders of record at the close of business on June 18, 2003 will be entitled to attend and vote at the annual meeting.

      Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card as promptly as possible in the accompanying reply envelope. You may revoke your proxy in the manner described in the accompanying proxy statement at any time before it has been voted at the annual meeting. Any shareholder attending the annual meeting may vote in person even if he or she has returned a proxy.

For the Board of Directors of
Cholestech Corporation

William W. Burke
Vice President of Finance, Chief Financial Officer, Treasurer and Secretary

July 10, 2003

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ACCOMPANYING REPLY ENVELOPE.

GENERAL INFORMATION
Who May Vote
Revoking Your Proxy
Quorum Requirement
Voting
Proxy Solicitation Costs
Abstentions and Broker Non-Votes
Deadline of Receipt of Shareholder Proposals for 2004 Annual Meeting
PROPOSAL ONE ELECTION OF DIRECTORS
General
Nominees
Vote Required and Board Recommendation
Board and Committee Meetings
Committees of the Board
Audit Committee
Compensation Committee
Nominating Committee
Governance Committee
Compensation Committee Interlocks and Insider Participation
PROPOSAL TWO RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
Audit Fees
Financial Information Systems Design and Implementation Fees
All Other Fees
Vote Required and Board Recommendation
PROPOSAL THREE AMENDMENT TO 2000 STOCK INCENTIVE PROGRAM TO INCREASE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE
Purpose
Administration
Eligibility; Limitations
Terms and Conditions of Options
Stock Purchase Rights
Formula Option Grants to Non-Employee Directors
Adjustments Upon Changes in Capitalization
Amendment and Termination of the 2000 Stock Incentive Program
Federal Income Tax Consequences
Incorporation by Reference
Vote Required and Board Recommendation
Participation in the 2000 Stock Incentive Program
PROPOSAL FOUR AMENDMENT TO 2000 STOCK INCENTIVE PROGRAM TO AMEND FORMULA GRANT MECHANISM FOR NON-EMPLOYEE DIRECTORS
Vote Required and Board Recommendation
EQUITY COMPENSATION PLAN INFORMATION
1999 Nonstatutory Stock Option Plan
Purpose
Eligibility to Participate in the 1999 Nonstatutory Stock Option Plan
Number of Shares Covered by the 1999 Nonstatutory Stock Option Plan
Awards Permitted under the 1999 Nonstatutory Stock Option Plan
Terms of Options
Capital Changes
Merger or Change of Control
Termination and Amendment
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER MATTERS
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
Director Compensation
Employment Agreements and Change of Control Arrangements
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
STOCK PRICE PERFORMANCE GRAPH
RELATED PARTY TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
ANNEX A
CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF CHOLESTECH CORPORATION
ANNEX B
CHARTER FOR THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF CHOLESTECH CORPORATION

i

ANNEXES

ANNEX A —	Charter for the Audit Committee of the Board of Directors of Cholestech Corporation

ANNEX B —	Charter for the Compensation Committee of the Board of Directors of Cholestech Corporation

ii

CHOLESTECH CORPORATION

PROXY STATEMENT FOR THE

2003 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

      The enclosed proxy is solicited on behalf of the board of directors of Cholestech Corporation (“Cholestech”) for use at our 2003 annual meeting of shareholders and at any adjournment or postponement of the meeting. The purposes of the annual meeting are set forth in the accompanying notice of annual meeting of shareholders.

      The annual meeting will be held at our principal executive offices located at 3347 Investment Boulevard, Hayward, California 94545-3808, on Thursday, August 14, 2003, at 10:00 a.m. local time. Our telephone number at that location is (510) 732-7200.

      These proxy solicitation materials and the Annual Report on Form 10-K for the fiscal year ended March 28, 2003, including financial statements, were first mailed on or about July 10, 2003 to all shareholders entitled to vote at the meeting. You may receive an additional copy of our Annual Report on Form 10-K or a copy of the exhibits to our Annual Report on Form 10-K without charge by sending a written request to our corporate secretary at the address above.

Who May Vote

      You may vote if our records show that you owned your shares as of June 18, 2003. At the close of business on that date, we had a total of 13,834,970 shares of common stock outstanding, which were held by approximately 166 shareholders of record. As of the record date, we had no shares of our preferred stock outstanding.

Revoking Your Proxy

      You may revoke your proxy at any time before it is voted at the annual meeting. In order to do this, you must either (i) sign and return another proxy bearing a later date; (ii) provide written notice of the revocation to William W. Burke, our vice president of finance and chief financial officer, before we take the vote at the annual meeting; or (iii) attend the meeting and vote in person.

Quorum Requirement

      A quorum, which is a majority of our outstanding shares as of the record date, must be present in order to hold the annual meeting and to conduct business. Your shares will be counted as being present at the meeting if you attend the meeting in person or if you submit a properly executed proxy card.

Voting

      You are entitled to one vote for each share held. In voting for the election of directors (Proposal One), you may cumulate your votes. This means you may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by you, or distribute your votes on the same principle among as many candidates as you may select, provided that you cannot cast votes for more candidates than the number of directors to be elected (six). However, you will not be entitled to cumulate votes unless the candidate’s name has been placed in nomination prior to voting and you have given notice at the meeting, prior to the voting, of your intention to cumulate your votes. On all other matters, you are entitled to one vote for each share held.

      If your proxy is properly dated, executed and returned, your shares will be voted at the annual meeting in accordance with the instructions you indicate on the proxy card. If you submit the proxy card but do not indicate your voting instructions, your shares will be voted as follows:

•	FOR the election of the six nominees to the board of directors;

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending March 26, 2004;

•	FOR the amendment to our 2000 stock incentive program to increase the aggregate number of shares of common stock that may be issued under such program by 650,000 to a total of 1,845,000 shares; and

•	FOR the amendment to our 2000 stock incentive program to amend the formula grant mechanism for the initial grant of stock options to non-employee directors.

Proxy Solicitation Costs

      Our board of directors is making this solicitation of proxies and we will bear the entire cost of proxy solicitation, including the preparation, assembly, printing and mailing of our proxy materials. None of our directors intend to oppose any action for which shareholder approval is being solicited. We may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to such beneficial owners. Certain of our directors, officers and regular employees, without additional compensation, may solicit proxies on behalf of our board of directors, personally or by telephone or facsimile. We expect our transfer agent, Mellon Investor Services LLC, to tabulate the proxies and act as the inspector of elections.

Abstentions and Broker Non-Votes

      If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting. Consequently, if you abstain from voting on the proposal to elect directors, your abstention will have no effect on the outcome of the vote with respect to this proposal. If you abstain from voting on the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants and the two proposals to amend the 2000 stock incentive program, your abstention will have the same effect as a vote against these proposals.

      Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “for” routine matters but expressly instructing that the broker is NOT voting on non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal. Your broker will have discretionary authority to vote your shares on each of the proposals, which are all routine matters. However, the New York Stock Exchange has proposed new regulations that would prohibit brokers and other nominees that are NYSE member organizations from voting in favor of proposals relating to equity compensation plans unless they receive specific instructions from the beneficial owner of the shares to vote in that manner. This new rule may become effective before the meeting, in which case, for shares held through a broker or other nominee who is a NYSE member organization, your shares will only be voted in favor of Proposal Three and Proposal Four if you have provided specific voting instructions to your broker or other nominee to vote your shares in favor of that proposal.

Deadline of Receipt of Shareholder Proposals for 2004 Annual Meeting

      As a shareholder, you may be entitled to present proposals for action at a forthcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission. If you intend to present a proposal at our 2004 annual meeting of shareholders, the proposal must be received by us no later than March 12, 2004 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

      The Securities and Exchange Commission rules establish a different deadline with respect to discretionary voting for shareholder proposals that are not intended to be included in a company’s proxy statement. The discretionary vote deadline for our 2004 annual meeting is May 26, 2004, which is 45 calendar days prior to the anniversary of the mailing date of this proxy statement. If a shareholder gives notice of a proposal after the discretionary vote deadline, our proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at our 2004 annual meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

      A board of six directors is to be elected at the annual meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management’s six nominees named below, all of whom are presently our directors. In any event, the proxy holders cannot vote the proxies for a greater number of persons than six. In the event that any management nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for a nominee who shall be designated by the present board of directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of shareholders or until such director’s successor has been duly elected and qualified.

Nominees

      The following table sets forth the names, ages and titles of the nominees as of June 18, 2003:

			Director
Name of Nominee	Age	Position with the Company	Since

John H. Landon(1)(2)(3)(4)	62	Chairman of the Board	1997
Warren E. Pinckert II	59	President, Chief Executive Officer and Director	1993
Michael D. Casey(1)(3)(4)	57	Director	2001
John L. Castello(2)(3)(4)	67	Director	1993
Stuart Heap(1)(2)	54	Director	2003
Larry Y. Wilson(1)	53	Director	1998

(1)	Member of the audit committee.

(2)	Member of the compensation committee.

(3)	Member of the nominating committee.

(4)	Member of the governance committee.

      There are no family relationships between any director or executive officer.

      John H. Landon has served as a director since December 1997 and as our chairman since August 2000. Mr. Landon served as the vice president and general manager of Medical Products for E.I. DuPont de Nemours and Company from 1992 until his retirement in 1996. Prior to that, Mr. Landon served in various capacities at DuPont, including vice president and general manager, Diagnostics and Biotechnology from 1990 to 1992, director of Diagnostics from 1988 to 1990, business director of Diagnostic Imaging from 1985 to 1988 and in various other professional and management positions at DuPont from 1962 to 1985. Mr. Landon is also a director of Digene Corporation, GenVec, Inc. and Christiana Care Corporation and has previously served as a director of the Advanced Medical Technology Association (AdvaMed) and the DuPont Merck Pharmaceutical Company. Mr. Landon earned a Bachelor of Science degree in Chemical Engineering from the University of Arizona.

      Warren E. Pinckert II has served as our president, chief executive officer and a director since June 1993. Mr. Pinckert served as our executive vice president of operations from 1991 to June 1993, as our chief financial officer and vice president of business development from 1989 to June 1993 and as our secretary from 1989 to January 1997. From 1983 to 1989, Mr. Pinckert was chief financial officer of Sunrise Medical Inc., an international durable medical equipment manufacturer. Mr. Pinckert is also a director of PacifiCare Health

Systems, Inc. and serves on the Board of Advisors for the San Francisco State University School of Business. Mr. Pinckert earned a Bachelor of Science degree in Accounting and a Masters of Business Administration degree from the University of Southern California.

      Michael D. Casey has served as a director since February 2001. Mr. Casey served as the chairman, president, chief executive officer and a director of Matrix Pharmaceutical, Inc. from 1997 until his retirement in February 2002. From November 1995 to December 1996, Mr. Casey was executive vice president at Schein Pharmaceutical, Inc. In December 1996, he was appointed president of the retail and specialty products division of Schein. From June 1993 to November 1995, he served as president and chief operating officer of Genetic Therapy, Inc. Mr. Casey was president of McNeil Pharmaceutical (a unit of Johnson & Johnson) from 1989 to June 1993 and vice president, sales and marketing for Ortho Pharmaceutical Corp. (a subsidiary of Johnson & Johnson) from 1985 to 1989. Mr. Casey is also a director of Celgene Corporation, Bone Care International, Inc., SICOR Inc. and Allos Therapeutics, Inc.

      John L. Castello has served as a director since August 1993. Mr. Castello is the chairman, president and chief executive officer of Xoma Ltd., a biotechnology company. Mr. Castello joined Xoma in April 1992 as president and chief executive officer and became chairman in 1993. He served as president of Ares Serono Diagnostics from 1986 to 1988, president and chief operating officer of The Ares Serono Group from 1988 to 1991 and chairman of Ares Serono Inc. from 1991 to 1992. From 1960 to 1986, Mr. Castello held various senior management positions at Amersham International plc, Abbott Laboratories, General Foods and Honeywell Corp. Mr. Castello earned a Bachelor of Science degree in Mechanical and Industrial Engineering from Notre Dame University.

      Stuart Heap has served as a director since March 2003. Mr. Heap is the chief executive officer and president of SSL-Americas, Inc., a wholly owned subsidiary of SSL International PLC, a healthcare company. From January 1998 to December 2001, Mr. Heap served as the president of the contact lens division of CIBA Vision Corp., a subsidiary of Novartis AG. Mr. Heap was the head of global marketing for CIBA Vision from June 1995 to June 1997. Mr. Heap earned a Bachelor of Science degree in Engineering from Salford University in the United Kingdom.

      Larry Y. Wilson has served as a director since May 1998. Since January 2002, Mr. Wilson has served as senior vice president and chief financial officer for Northern California for Kaiser Foundation Health Plan, Inc. From 1987 to June 2001, Mr. Wilson served as the executive vice president and chief operating officer of Catholic Healthcare West. Mr. Wilson served as the executive vice president and chief financial officer of Mercy Health System, a predecessor of Catholic Healthcare, from 1983 to 1986 and as a principal of the Health and Medical Division of Booz Allen & Hamilton, a consulting company, from 1979 to 1983. From 1995 to December 2001, Mr. Wilson also served as an officer and director of the California Healthcare Association and as its chairman in 2000. Mr. Wilson earned a Bachelor of Arts degree in English from Harvard University and a Masters of Business Administration degree from Stanford University.

Vote Required and Board Recommendation

      If a quorum is present, the six nominees receiving the highest number of affirmative votes of the shares entitled to be voted will be elected to the board of directors. Abstentions and broker non-votes will have no effect on the outcome of the vote with respect to this proposal. The board of directors recommends that shareholders vote FOR the election of each of the six nominees named above.

Board and Committee Meetings

      The board of directors held eight meetings during fiscal 2003. Except for Molly Coye, all directors attended at least 75% of the meetings of the board and committees of which they were members held during fiscal 2003.

Committees of the Board

      The board of directors has an audit committee, a compensation committee, a nominating committee and a governance committee. In fiscal 2003, the audit committee was comprised of Messrs. Wilson, Casey and Landon. Mr. Heap joined the audit committee in June 2003. Each member of the audit committee is independent as defined under the rules of the Nasdaq Stock Market. In fiscal 2003, the compensation committee was comprised of Messrs. Castello and Landon and Dr. Coye. Mr. Heap joined the compensation committee in June 2003. The nominating committee is comprised of Messrs. Landon, Casey and Castello. The governance committee is comprised of Messrs. Casey, Landon and Castello.

Audit Committee

      The audit committee held seven meetings during fiscal 2003. The responsibilities of the audit committee include recommending to the board the selection of the independent accountants, overseeing actions taken by our independent accountants and reviewing our internal accounting controls. The audit committee is authorized to conduct such reviews and examinations as it deems necessary or desirable with respect to the practices and procedures of the independent accountants, the scope of the annual audit, accounting controls, practices and policies, and the relationship between us and our independent accountants, including the availability of our records, information and personnel. The audit committee acts under a written charter adopted and approved by our board of directors. A copy of the audit committee charter is attached to this proxy statement as Annex A.

Compensation Committee

      The compensation committee held three meetings during fiscal 2003. The compensation committee focuses on executive compensation, incentive and other forms of compensation for directors, officers and other employees and the administration of our various compensation and benefit plans. The compensation committee acts under a written charter adopted and approved by our board of directors. A copy of the compensation committee charter is attached to this proxy statement as Annex B.

Nominating Committee

      In August 2002, the board of directors expanded the responsibilities of the nominating committee to include corporate governance matters. The nominating and governance committee held one meeting during fiscal 2003. In January 2003, the board of directors resolved to separate the duties and responsibilities of the nominating and governance committee into two separate committees, a nominating committee and a governance committee. The nominating committee is responsible for ensuring that the board of directors is properly constituted to meet its fiduciary obligations to shareholders and our company. The nominating committee recommends to the board of directors candidates for nomination to the board of directors and will consider nominees recommended by shareholders. Shareholders making such recommendations should follow the procedures outlined above under “Deadline of Receipt of Shareholder Proposals for 2004 Annual Meeting.”

Governance Committee

      Since being constituted as a separate committee in January 2003, the governance committee held no meetings during the remainder of fiscal 2003. The governance committee is responsible for ensuring that our company has appropriate corporate governance policies and practices and monitoring compliance with such policies and practices.

Compensation Committee Interlocks and Insider Participation

      The compensation committee consists of Messrs. Castello, Heap and Landon and Dr. Coye. There are no interlocking relationships, as described by the Securities and Exchange Commission, between the compensation committee members. Mr. Pinckert, our president and chief executive officer and a director, participated as a non-member of the committee in all discussions and decisions regarding salaries and incentive compensation for all of our employees and consultants, except that Mr. Pinckert was excluded from discussions regarding his own salary, incentive compensation and stock option grants.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The board of directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit our consolidated financial statements for the fiscal year ending March 26, 2004. In the absence of contrary specifications, the shares represented by the proxies will be voted for the ratification of this appointment. If the shareholders fail to ratify this appointment, the board of directors will reconsider its selection.

      PricewaterhouseCoopers LLP has been our independent accountant since 1990. A representative of PricewaterhouseCoopers LLP will be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer any appropriate questions.

Audit Fees

      PricewaterhouseCoopers LLP billed us approximately $115,000 for the audit of our consolidated annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q for fiscal 2003.

Financial Information Systems Design and Implementation Fees

      We did not engage PricewaterhouseCoopers LLP to provide advice to us regarding financial information systems design and implementation during fiscal 2003.

All Other Fees

      PricewaterhouseCoopers LLP billed us approximately $107,500 during fiscal 2003 for all other non-audit services, which consisted of $68,500 for tax related services, $10,000 for review of filings with the Securities Exchange Commission, $24,000 for services related to the sales of our subsidiary WellCheck Inc. and $5,000 for services related to compliance with the Sarbanes-Oxley Act of 2002.

      Our audit committee has determined that the provision of services by PricewaterhouseCoopers LLP other than for audit related services is compatible with maintaining the independence of PricewaterhouseCoopers LLP as our independent accountants.

Vote Required and Board Recommendation

      If a quorum is present, the affirmative vote of the holders of a majority of the shares to be voted will be required to approve this proposal. Abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the outcome of the vote with respect to this proposal. The board of directors recommends that shareholders vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants.

PROPOSAL THREE

AMENDMENT TO 2000 STOCK INCENTIVE PROGRAM TO INCREASE

AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE

      The board of directors has approved an amendment to our 2000 stock incentive program to increase the aggregate number of shares of our common stock that may be issued under the 2000 stock incentive program by 650,000 shares to a total of 1,845,000 shares. At the annual meeting, our shareholders are being asked to approve the amendment which is described below. As of the record date, options to purchase 1,019,012 shares of our common stock have been granted pursuant to the 2000 stock incentive program, 379,164 of which were vested.

      The board of directors adopted the amendment to the 2000 stock incentive program, which is contingent upon shareholder approval, in order to provide additional long term incentives to all of our employees as well as to maintain competitive compensation packages for our key employees. This proposal increases the number of shares authorized for issuance under the 2000 stock incentive program to provide sufficient shares for anticipated grants to be issued to both new and existing employees through fiscal 2005. We intend to utilize the options available for grant to attract and retain key employees. If the proposed amendment does not receive shareholder approval, it is possible that we will be unable to attract and retain key employees.

      The essential terms of the 2000 stock incentive program (taking into account the proposed amendments discussed above and in Proposal Four) are summarized as follows:

Purpose

      The purpose of the 2000 stock incentive program is to attract and retain the best available personnel for positions of substantial responsibility with our company, to provide additional incentive to our employees, directors and consultants and to promote the success of our business. Options and stock purchase rights may be granted under the 2000 stock incentive program. Options granted under the 2000 stock incentive program may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonstatutory stock options.

Administration

      The 2000 stock incentive program may generally be administered by the board or a committee appointed by the board and is currently administered by the compensation committee of the board of directors.

Eligibility; Limitations

      Nonstatutory stock options and stock purchase rights may be granted under the 2000 stock incentive program to our employees, directors and consultants and any parent or subsidiary of our company. Incentive stock options may be granted only to employees. The administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights will be granted, and the number of shares subject to each such grant.

      Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the 2000 stock incentive program provides that no employee, director or consultant may be granted, in any fiscal year, options and stock purchase rights to purchase more than 300,000 shares of common stock. Notwithstanding this limit, however, in connection with such individual’s initial employment with us, he or she may be granted options or stock purchase rights to purchase up to an additional 300,000 shares of common stock.

Terms and Conditions of Options

      Each option is evidenced by a stock option agreement between us and the optionee, and is subject to the following additional terms and conditions:

(a) Exercise Price. The administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value of the common stock on the date such option is granted. In the case of a nonstatutory stock option, the 2000 stock incentive program provides that the exercise price shall be determined by the administrator; provided, however, that in the case of a nonstatutory stock option that is intended to qualify as “performance based compensation” within the meaning of Code Section 162(m), the exercise price shall not be less than 100% of the fair market value of our common stock. The fair market value of the common stock is generally determined with reference to the closing sale price for the common stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

(b) Exercise of Option; Form of Consideration. The administrator determines when options become exercisable, and may, in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the 2000 stock incentive program generally vest and become exercisable over four years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2000 stock incentive program permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), cashless exercises, a reduction in the amount of any company liability to the optionee, any other form of consideration permitted by applicable law or any combination of the foregoing methods of payment. In light of the Sarbanes-Oxley Act of 2002, we will not allow payment to be made by promissory note for our officers and directors.

(c) Term of Option. The term of an incentive stock option may be no more than ten years from the date of grant; provided that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

(d) Termination of Employment. If an optionee’s employment or consulting relationship terminates for any reason or the optionee ceases to serve as a director (other than death or disability), then all options held by the optionee under the 2000 stock incentive program will remain exercisable, to the extent vested, and then expire on the earlier of (i) the date set forth in his or her notice of grant, and if no date is so set forth, three months following such termination, or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of such option at any time before expiration.

(e) Death or Disability. In the event of an optionee’s death or disability, then all options held by such optionee under the 2000 stock incentive program will remain exercisable, to the extent vested, and then expire on the earlier of (i) the date set forth in his or her notice of grant, and if no date is so set forth, 12 months following the date of death or disability, or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such optionee’s death or disability, the optionee (or the administrator of the optionee’s estate) may exercise all or part of such option at any time before expiration.

(f) Nontransferability of Options. Options granted under the 2000 stock incentive program are generally not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee.

(g) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2000 stock incentive program as may be determined by the administrator.

Stock Purchase Rights

      In the case of stock purchase rights, unless the administrator determines otherwise, the restricted stock purchase agreement will grant us a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with us for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement will be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to us. The repurchase option will lapse at a rate determined by the administrator.

Formula Option Grants to Non-Employee Directors

      The 2000 stock incentive program also provides for non-discretionary grants of nonstatutory stock options to our non-employee directors. The 2000 stock incentive program provides that an initial grant of an option up to 20,000 shares will be made when each non-employee director first joins our board, either by way of election by our shareholders or by way of appointment by our board to fill a vacancy. Thereafter, each non-employee director will be automatically granted an option to purchase up to 10,000 shares following each annual meeting of our shareholders, provided, if immediately after such meeting, the non-employee director continues to serve on our board and will have served on our board for at least the preceding six months.

      The 2000 stock incentive program also provides that each non-employee director who acts as the chairman of our board of directors will be granted an additional option to purchase up to 10,000 shares following each annual meeting of our shareholders, provided, that after such meeting the non-employee director will continue to serve as the chairman. Further, the 2000 stock incentive program provides that each non-employee director who acts as the chairman of the audit committee or the chairman of the compensation committee will be granted an additional option to purchase up to 5,000 shares following each annual meeting of our shareholders, provided that after such meeting the non-employee director continues to serve as the chairman of either the audit committee or the compensation committee.

      All options granted to our non-employee directors are subject to a ten-year term and must have an exercise price equal to 100% of our fair market value on the date of grant. The initial option granted to our non-employee directors vests as to 25% on the first anniversary of the date of grant and as to an additional  1/48 of the shares subject to such option each calendar month thereafter. All other options granted to our non-employee directors vest as to 25% each calendar quarter after the date of grant, such that 100% of the option will be exercisable one year after the date of grant or on the date of the subsequent annual meeting of our shareholders, whichever is earlier.

Adjustments Upon Changes in Capitalization

      In the event that our stock changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of stock subject to the 2000 stock incentive program, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 2000 stock incentive program and the exercise price of any such outstanding option or stock purchase right.

      In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The administrator may, in its discretion, provide that each optionee will have the right to exercise all of the optionee’s options and stock purchase rights, including those not otherwise exercisable, until the date ten days prior to the consummation of the liquidation or dissolution.

      In the event of a merger of our company or the sale of substantially all of our assets, each outstanding option or stock purchase right will be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee will have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable. In such event, the administrator will notify the optionee that the option or stock purchase right is fully exercisable for 15 days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

Amendment and Termination of the 2000 Stock Incentive Program

      The board may amend, alter, suspend or terminate the 2000 stock incentive program, or any part thereof, at any time and for any reason, provided that such amendment, alteration, suspension or termination does not impair the rights of any existing optionee without such optionee’s written consent. However, we will obtain shareholder approval for any amendment to the 2000 stock incentive program to the extent necessary to comply with Section 162(m) and Section 422 of the Code or any similar rule or statute. No such action by the board or shareholders may alter or impair any option or stock purchase right previously granted under the 2000 stock incentive program without the written consent of the optionee. Unless terminated earlier, the 2000 stock incentive program will terminate ten years from the date of its approval by the shareholders or the board of directors, whichever is earlier.

Federal Income Tax Consequences

      Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize federal taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long term or short term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% shareholder of our company. We are entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

      The exercise of an incentive stock option may subject the optionee to alternative minimum tax under Section 55 of the Code.

      Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by one of our employees is subject to tax withholding by us. We are entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long term or short term capital gain or loss, depending on the holding period.

      Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to our right to repurchase the stock upon the purchaser’s termination of employment with us. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

      The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by us. Different rules may apply if the purchaser is also an officer, director or 10% shareholder of our company.

      The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights and us with respect to the grant and exercise of options and stock purchase rights under the 2000 stock incentive program. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of the employee’s or consultant’s death or the income tax laws of any state or foreign country in which the employee or consultant may reside.

Incorporation by Reference

      The foregoing summary of the 2000 stock incentive program is qualified in its entirety by the specific language of the 2000 stock incentive program, a copy of which is available upon written request to the corporate secretary of our company.

Vote Required and Board Recommendation

      If a quorum is present, the affirmative vote of the holders of a majority of the shares to be voted will be required to approve this proposal. Abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the outcome of the vote with respect to this proposal. The board of directors recommends that shareholders vote FOR the amendment to the 2000 stock incentive program to increase the aggregate number of shares of common stock that may be issued under such program to maintain competitive compensation packages for our key employees.

Participation in the 2000 Stock Incentive Program

      The grant of options under the 2000 stock incentive program to executive officers, including the executive officers named in the summary compensation table below, is subject to the discretion of the administrator. As of the date of this proxy statement, the administrator has not made any determination with respect to future option grants under the 2000 stock incentive program. The administrator of the 2000 stock incentive program currently plans to make grants to non-employee directors of 10,000 shares per non-employee director elected at the annual meeting, a grant to the chairman of the board of 10,000 shares and grants to the chairmen of the audit and compensation committees of 5,000 shares. Accordingly, except for these grants to non-employee directors, future option grants are not determinable.

      The table below depicts the issuance of grants under the 2000 stock incentive program during fiscal 2003 to (i) each of our directors, (ii) each of the executive officers named in the summary compensation table on page 18, (iii) current executive officers as a group, (iv) non-employee directors as a group and (v) all other employees (including all current officers who are not executive officers) as a group.

Name	Grants

Warren E. Pinckert II	60,000
William W. Burke	30,000
Robert J. Dominici	—
Timothy I. Still	20,000
Terry L. Wassmann	20,000
Thomas E. Worthy	20,000
John H. Landon	20,000
Michael D. Casey	10,000
John L. Castello	15,000
Molly J. Coye M.D.	10,000
Stuart Heap	10,000
Larry Y. Wilson	15,000
All current executive officers as a group (7 persons)	165,000
All non-employee directors as a group (6 persons)	80,000
All other employees (including all current officers who are not executive officers) as a group	245,000

PROPOSAL FOUR

AMENDMENT TO 2000 STOCK INCENTIVE PROGRAM TO

AMEND FORMULA GRANT MECHANISM FOR NON-EMPLOYEE DIRECTORS

      The board of directors has approved an amendment to our 2000 stock incentive program to amend the non-discretionary grant mechanism for the initial grant of options to non-employee directors. At the annual meeting, our shareholders are being asked to approve the amendment which is described below. As of the record date, options to purchase 1,019,012 shares of our common stock have been granted pursuant to the 2000 stock incentive program, 379,164 of which were vested.

      Our 2000 stock incentive program currently provides for the grant of options to purchase our common stock to non-employee directors pursuant to a non-discretionary, automatic grant mechanism, whereby each such director is granted an initial option to purchase 10,000 shares upon becoming a member of the board of directors, either by way of election by our shareholders or by way of appointment by our board to fill a vacancy. In addition, each non-employee director is automatically granted an option to purchase an additional 10,000 shares on the date of each annual meeting, provided, if immediately after such meeting, the non-employee director continues to serve on our board and has served on our board for at least the preceding six months. These non-discretionary, automatic options are currently subject to a ten year term and generally vest at a rate of 25% each calendar quarter after the date of grant so long as the individual remains a director of our company.

      The board of directors adopted the amendment to the 2000 stock incentive program, which is contingent upon shareholder approval, in order to amend the formula grant mechanism to increase the initial option granted to non-employee directors from 10,000 shares to 20,000 shares.

      The amendment also changes the vesting schedule of the initial option to non-employee directors to a rate of 25% on the first anniversary of the date of grant and to an additional  1/48 of the shares subject to the initial option each calendar month thereafter.

      The board of directors believes the amendment to the formula grant mechanism for initial options is necessary in order to attract and retain the best available candidates for future non-employee directors.

      For a summary of the 2000 stock incentive program, see Proposal Three. The summary is qualified in its entirety by the specific language of the 2000 stock incentive program, a copy of which is available upon written request to the corporate secretary of our company.

      For information about the issuance of option grants to directors, executive officers and all other employees under the 2000 stock incentive program, see Proposal Three.

Vote Required and Board Recommendation

      If a quorum is present, the affirmative vote of the holders of a majority of the shares to be voted will be required to approve this proposal. Abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the outcome of the vote with respect to this proposal. The board of directors recommends that shareholders vote FOR the amendment to the 2000 stock incentive program to amend the formula grant mechanism for non-employee directors in order to attract and retain the best available candidates for the initial grant of stock options to future non-employee directors.

EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information as of March 28, 2003 about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans, including the 1988 stock incentive program, the 1997 stock incentive program, the 1999 nonstatutory stock option plan, the 2000 stock incentive program and the 2002 employee stock purchase plan:

	Number of		Number of Securities
	Securities to be		Remaining Available for
	Issued Upon	Weighted-Average	Future Issuance Under
	Exercise of	Exercise Price of	Equity Compensation
	Outstanding	Outstanding	Plans (Excluding
	Options, Warrants	Options, Warrants	Securities Reflected in the
Plan Category	and Rights	and Rights	First Column)

Equity compensation plans approved by security holders	— (1)	$— (1)	359,080
	4,796 (2)	12.57	0
	462,511 (3)	6.78	3,192
	850,115 (4)	10.86	255,170
Equity compensation plans not approved by security holders	1,087,300 (5)	9.28	481,784
Total	2,404,722	9.37	1,099,226

(1)	We are unable to ascertain with specificity the number of securities to be issued upon exercise of outstanding rights under the 2002 employee stock purchase plan or the weighted average exercise price of outstanding rights under such plan. The 2002 employee stock purchase plan provides that shares of our common stock may be purchased at a per share price equal to 85% of the fair market value of the common stock on the beginning of the offering period or a purchase date applicable to such offering period, whichever is lower.

(2)	Issued under the 1988 stock incentive program.

(3)	Issued under the 1997 stock incentive program.

(4)	Issued under the 2000 stock incentive program.

(5)	Issued under the 1999 nonstatutory stock option plan.

1999 Nonstatutory Stock Option Plan

      On September 1, 1999, the board of directors approved the 1999 nonstatutory stock option plan. The 1999 nonstatutory stock option plan has not been submitted to our shareholders for approval.

      The material terms of the 1999 nonstatutory stock option plan are summarized as follows:

Purpose

      The purposes of the 1999 nonstatutory stock option plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and to promote the success of our business.

Eligibility to Participate in the 1999 Nonstatutory Stock Option Plan

      Nonstatutory stock options may be granted to our consultants and our employees who are not officers or directors, except in connection with initial service with our company.

Number of Shares Covered by the 1999 Nonstatutory Stock Option Plan

      The board of directors initially reserved 1,000,0000 shares of our common stock for issuance under the 1999 nonstatutory stock option plan. On June 14, 2001 and March 27, 2002, the board of directors amended the 1999 nonstatutory stock option plan to increase the aggregate number of shares of common stock authorized for issuance by 500,000 at each meeting. As of March 28, 2003, options to acquire 481,784 shares were outstanding under the 1999 nonstatutory stock option plan, out of the 2,000,000 shares reserved for issuance.

Awards Permitted under the 1999 Nonstatutory Stock Option Plan

      The 1999 nonstatutory stock option plan authorizes the granting of nonstatutory stock options only.

Terms of Options

      The exercise price of an option may not be less than the fair market value of our common stock on the date of grant and no option may have a term of more than ten years from the date of grant. All of the options that are currently outstanding under the 1999 nonstatutory stock option plan vest and become exercisable over a four year period beginning at the grant date. Payment of the exercise price may be made by cash, check, promissory note, other shares of our common stock, cashless exercise, a reduction in the amount of any company liability to the optionee, any other form of consideration permitted by applicable law or any combination of the foregoing methods of payment. Options may be made exercisable only under the conditions the board of directors or its appointed committee may establish. If an optionee’s employment terminates for any reason, the option remains exercisable for a fixed period of three months or such longer period as may be fixed by the board of directors or its appointed committee up to the remainder of the option’s term.

Capital Changes

      The number of shares available for future grant and previously granted but unexercised options are subject to adjustment for any future stock dividends, splits, mergers, combinations or other changes in capitalization as described in the 1999 nonstatutory stock option plan.

Merger or Change of Control

      In the event of a merger of our company with or into another corporation or the sale of substantially all of our assets, each outstanding option under the 1999 nonstatutory stock option plan must be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume or substitute for the option, the optionee will fully vest in and have the right to exercise the option as to all of the optioned stock, including shares as to which it would not otherwise be vested or exercisable.

Termination and Amendment

      The 1999 nonstatutory stock option plan provides that the board of directors may amend or terminate the 1999 nonstatutory stock option plan without shareholder approval, but no amendment or termination of the 1999 nonstatutory stock option plan or any award agreement may adversely affect any award previously granted under the 1999 nonstatutory stock option plan without the written consent of the optionee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of our common stock as of June 18, 2003 by:

•	each shareholder known by us to beneficially own more than 5% of our common stock;

•	each of our directors;

•	each of the executive officers named in the summary compensation table on page 18; and

•	all of our directors and executive officers as a group.

      Unless otherwise noted, the shareholders named in the table have sole voting and investment power with respect to all shares of common stock owned by them, subject to applicable common property laws.

	Number of	Number of		Percent of
	Shares	Shares	Total Shares	Shares
	Beneficially	Underlying	Beneficially	Beneficially
Name and Address of Beneficial Owner(1)	Owned	Options	Owned	Owned(2)

5% Shareholders:
Waddell & Reed Investment Management Company(3)	1,366,236	—	1,366,236	9.9%
6300 Lamar Avenue Overland Park, KS 66202
Kopp Investment Advisors, Inc.(4)	934,590	—	934,590	6.8%
7701 France Avenue South, Suite 500 Edina, MN 55435
Directors and Named Executive Officers:
Warren E. Pinckert II	237,781	150,309	388,090	2.8%
William W. Burke	592	113,746	114,338	*
Robert J. Dominici	—	195,725	195,725	1.4%
Timothy I. Still	507	69,406	69,913	*
Terry L. Wassmann	1,411	62,585	63,996	*
Thomas E. Worthy	12,299	81,085	93,384	*
Michael D. Casey	—	25,000	25,000	*
John L. Castello	2,000	45,000	47,000	*
Molly J. Coye M.D.	—	15,000	15,000	*
Stuart Heap	—	2,500	2,500	*
John H. Landon	—	60,000	60,000	*
Larry Y. Wilson	—	45,000	45,000	*
All directors and executive officers as a group (13 persons)	258,671	914,353	1,173,024	8.0%

*	Less than 1%.

(1)	Unless otherwise noted, the address of each listed shareholder is that of our principal executive offices: 3347 Investment Boulevard, Hayward, California 94545-3808.

(2)	This table is based upon information supplied by officers, directors and principal shareholders. Percentage of beneficial ownership is based on 13,834,970 shares of common stock outstanding as of June 18, 2003. For each named person, this percentage includes common stock that such person has the right to acquire either currently or within 60 days of June 18, 2003, including upon the exercise of an option; however, such common stock is not deemed outstanding for the purpose of computing the percentage owned by any other person. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares.

(3)	Reflects ownership as reported on Schedule 13G/A filed May 7, 2003 with the Securities and Exchange Commission by Waddell & Reed Investment Management Company (“WRIMCO”). Represents shares beneficially owned by one or more open-end investment companies or other managed accounts which are advised or sub-advised by WRIMCO, an investment advisory subsidiary of Waddell & Reed, Inc.

(4)	Reflects ownership as reported on Schedule 13G/A filed January 15, 2003 with the Securities and Exchange Commission by Kopp Investment Advisors, Inc. (“KIA”). Represents shares beneficially owned by (i) KIA, a registered investment advisor, (ii) Kopp Holding Company (“Holding”) and (iii) LeRoy C. Kopp individually and through his ownership of a controlling interest in KIA, his position as sole shareholder of Holding and his individual interests. KIA has sole voting power over 511,700 shares of our common stock, sole dispositive power over 290,000 shares and shared dispositive power over 604,590 shares of our common stock. Holding has beneficial ownership over 894,590 shares of our common stock. Mr. Kopp has sole voting and dispositive power over 40,000 shares of common stock and beneficial ownership over 934,590 shares of common stock.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

      The following table sets forth certain summary information for fiscal 2003, 2002 and 2001 regarding compensation awarded to, earned by or paid to our chief executive officer and our five next most highly compensated executive officers (our “named executive officers”).

					Long Term
					Compensation
		Annual Compensation			Awards

					Securities
	Fiscal			Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation	Options	Compensation(1)

Warren E. Pinckert II	2003	$334,962	$82,000	—	60,000	$9,156
President and Chief	2002	293,750	90,155	—	120,000	8,422
Executive Officer	2001	275,000	35,000	—	60,000	8,452
William W. Burke	2003	207,538	37,170	$3,150 (2)	30,000	11,989
Vice President of Finance,	2002	190,000	46,418	5,400	30,000	11,060
Chief Financial Officer,	2001	—	—	—	—	—
Treasurer and Secretary
Robert J. Dominici(3)	2003	206,716	18,340	—	—	8,856
Chief Operating Officer	2002	212,833	44,938	—	60,000	8,245
	2001	197,500	49,484	—	40,000	7,004
Timothy I. Still	2003	177,697	26,892	—	20,000	11,789
Vice President of	2002	155,633	35,228	—	55,000	10,834
Marketing and Sales	2001	143,750	24,741	—	28,750	9,510
Terry L. Wassmann	2003	148,608	22,126	—	20,000	4,885
Vice President of	2002	139,167	38,430	—	40,000	4,627
Human Resources	2001	125,583	14,906	—	25,000	3,850
Thomas E. Worthy	2003	153,688	21,431	—	20,000	6,015
Vice President of	2002	145,775	27,944	—	40,000	5,391
Development and	2001	139,167	27,072	—	25,000	5,113
Regulatory Affairs

(1)	These amounts consist of premiums on group term life insurance, medical and dental insurance, long term disability insurance and contributions to our 401(k) Plan on behalf of the named executive officers.

(2)	The amounts in this column consist of an automobile allowance.

(3)	Effective January 1, 2003, we entered into a transition agreement and release with Mr. Dominici in connection with his resignation as our chief operating officer. Mr. Dominici is currently employed by us on a part-time basis and is responsible for business development.

Option Grants in Last Fiscal Year

      The following table sets forth information regarding options granted during fiscal 2003 under our 2000 stock incentive program to each of our named executive officers.

	Individual Grants				Potential Realizable
					Value at Assumed Rates
	Number of	Percent of			of Stock Price
	Securities	Total Options			Appreciation for Option
	Underlying	Granted to	Exercise		Term(1)
	Options	Employees in	Price Per	Expiration
Name	Granted(2)	Fiscal Year(3)	Share(2)(4)	Date	5%	10%

Warren E. Pinckert II	60,000	9.8%	$8.29	3/27/13	$312,812	$792,727
William W. Burke	30,000	4.9	8.29	3/27/13	156,406	396,364
Robert J. Dominici	—	—	—	—	—	—
Timothy I. Still	20,000	3.3	8.29	3/27/13	104,271	264,242
Terry L. Wassmann	20,000	3.3	8.29	3/27/13	104,271	264,242
Thomas E. Worthy	20,000	3.3	8.29	3/27/13	104,271	264,242

(1)	Potential realizable value (i) is net of exercise price before taxes, (ii) assumes that our common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the ten year option term, and (iii) assumes that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect our estimate of future stock price growth.

(2)	Options were granted at an exercise price equal to the fair market value of our common stock, as determined by the board of directors on the date of grant with reference to the closing price of our common stock on the Nasdaq National Market on the date of grant. All options vest in equal monthly installments over a four year period beginning on the grant date, provided the optionee continues to be employed by us.

(3)	Based on an aggregate of 614,950 options granted to employees under the 1997 stock incentive program, the 1999 nonstatutory stock option plan and the 2000 stock incentive program in fiscal 2003.

(4)	Exercise price and tax withholding obligations related to exercise may be paid in cash, check, promissory note, by delivery of a ready owned shares of our common stock subject to certain conditions, or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to us, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

      The following table sets forth information concerning the exercise of options by our named executive officers and the value of stock options held by our named executive officers as of March 28, 2003.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares		Options at Fiscal Year End		at Fiscal Year End(2)
	Acquired	Value
Name	on Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Warren E. Pinckert II	37,913	$313,965	127,809	160,004	$—	$—
William W. Burke	30,000	383,515	89,998	165,002	284,397	282,558
Robert J. Dominici	150,000	1,682,200	183,329	56,671	377,616	—
Timothy I. Still	—	—	57,823	70,927	—	—
Terry L. Wassmann	—	—	51,990	63,010	—	—
Thomas E. Worthy	5,725	55,622	70,146	58,755	—	—

(1)	Fair market value of our common stock as of the exercise date minus the exercise price of the options.

(2)	Fair market value of our common stock, based on the $8.57 closing price on March 28, 2003 on the Nasdaq National Market, minus the exercise price of the unexercised options.

Director Compensation

      In fiscal 2003, directors who were not employees received a $1,000 monthly retainer, a $1,000 fee for each board meeting they attended and a $500 fee for each telephonic board meeting they attended with the exception of the chairman, who received a $2,000 monthly retainer, a $2,000 fee for each board meeting he attended and a $1,000 fee for each telephonic board meeting he attended. Directors who were not employees also received a $500 fee for each meeting of the audit or compensation committees they attended that was on the same day as a regular board meeting (with the exception of the chairmen of each of the committees who received $1,000). For committee meetings that non-employee directors attended that were not on the same day as a regular board meeting, they received a $1,000 fee for each meeting (with the exception of the chairmen of each of the committees who received $2,000). In April 2003, in light of added corporate governance responsibilities and upon review of comparable company compensation information, the board of directors approved changing the foregoing director compensation for fiscal 2004 such that the chairmen of the audit and compensation committees will receive an annual retainer of $6,000 and $3,000, respectively, instead of the per meeting chairman fees they received in fiscal 2003. The chairmen of the audit and compensation committees will continue to receive the customary per meeting fees.

      Our 2000 stock incentive program provides for the grant of options to purchase our common stock to non-employee directors pursuant to a non-discretionary, automatic grant mechanism, whereby each such director is granted an option to purchase 10,000 shares on the date of each annual meeting (with the exception of the chairman who is granted an option to purchase 20,000 shares and the chairmen of the audit and compensation committees who are each granted an option to purchase 15,000 shares on the date of each annual meeting), or an initial grant of an option to purchase 10,000 shares upon becoming a member of the board of directors. If Proposal Four is approved, this initial grant will consist of 20,000 shares. In August 2002, pursuant to the provisions of the 2000 stock incentive program, Mr. Casey, Mr. Castello, Dr. Coye and Mr. Wilson were each granted nonstatutory options to purchase 10,000 shares of our common stock at an exercise price of $12.50 per share. In August 2002, pursuant to the provisions of the 2000 stock incentive program, Mr. Landon, the chairman of our board, received a nonstatutory option to purchase 20,000 shares of our common stock at an exercise price of $12.50 per share and Messrs. Wilson and Castello, the chairmen of our audit and compensation committees, respectively, each received a nonstatutory option to purchase 5,000 shares of our common stock at an exercise price of $12.50 per share. Upon joining our board, Mr. Heap received an option to purchase 10,000 shares at an exercise price of $5.75 per share pursuant to our 2000 stock incentive program.

      The exercise price per share of these non-discretionary, automatic options is equal to the fair market value of our common stock as of the date of grant and all such options vest at a rate of 25% each calendar quarter after the date of grant so long as the individual remains a director of our company.

Employment Agreements and Change of Control Arrangements

      In June 2001, we entered into a severance agreement with Mr. Pinckert. This agreement was amended in March 2003 and provides that in the event he is terminated by us, for any or no reason, Mr. Pinckert will be paid, over a period of 18 months commencing on the date of such termination, an amount equal to 18 months’ compensation, at the rate of compensation in effect immediately prior to such termination (minus applicable withholding) and will receive medical and dental coverage for 18 months and 18 months of stock option vesting.

      We entered into change of control agreements with Mr. Pinckert and Mr. Burke in June 2001 and with Ms. Wassmann in August 2001. These agreements were amended in January 2003 and provide that if the employment of these individuals is terminated without cause or constructively terminated within 12 months after a change of control of our company, Mr. Pinckert will be paid, over a period of 24 months commencing on the date of such termination, an amount equal to two years’ compensation at the rate of compensation in effect immediately prior to such termination (minus applicable withholding), and Mr. Burke and Ms. Wassmann will be paid, over a period of 18 months commencing on the date of such termination, an amount equal to 18 months’ compensation at the rate of compensation in effect immediately prior to such termination (minus applicable withholding). In addition, upon such termination after a change of control, 100% of the outstanding stock options held by Mr. Pinckert, Mr. Burke and Ms. Wassmann will vest, and they will receive 18 months of medical and dental coverage.

      In July 2001, we also entered into agreements providing for 12 month wage and benefits continuation packages, including, but not limited to, 12 months of stock option vesting and medical and dental coverage for Mr. Burke, Mr. Gyorke, Mr. Still, Ms. Wassmann and Dr. Worthy and Mr. Stromberg, our former chief information officer. In the event he or she is terminated by us, for any or no reason, he or she will be paid, over a period of 12 months commencing on the date of such termination, an amount equal to 12 months’ compensation, at the rate of his or her compensation in effect immediately prior to such termination (minus applicable withholding). In April 2003, we entered into a severance agreement with Mr. Wood, containing the same terms and conditions as the foregoing agreements. We terminated the employment of Mr. Stromberg in December 2002.

      In December 2002, we entered into a transition agreement and release with Mr. Dominici in connection with his resignation as our chief operating officer effective January 1, 2003. The agreement provides for Mr. Dominici’s employment with us on a part-time basis until June 30, 2004 and may be terminated at any time by either party with or without cause or notice. Pursuant to the agreement, Mr. Dominici receives an hourly salary of $97.00. In the event he is terminated by us without cause or he tenders his resignation, Mr. Dominici will be paid a lump sum payment of $336,000 (minus applicable withholding) and we will reimburse him for any payments made by him with respect to COBRA benefits for the lesser of (i) 18 months from the termination date, (ii) the date on which he has secured other employment, or (iii) the date he no longer constitutes a “qualified beneficiary” as defined in Section 4980B(g) of the Code; provided, however, that he timely elects and pays for such COBRA benefits within the required time periods.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

      Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this report of the compensation committee of the board of directors shall not be deemed “filed” with the Securities and Exchange Commission or “soliciting material” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

      In accordance with the written charter adopted by the board of directors, the compensation committee of the board of directors reviews and approves our executive compensation policies. A copy of the compensation committee’s charter is attached to this proxy statement as Annex B. The compensation committee administers our various incentive plans, including the 1997 stock incentive program, the 1999 nonstatutory stock option plan and the 2000 stock incentive program, sets compensation policies applicable to our executive officers and evaluates the performance of our executive officers. The compensation levels of our executive officers for fiscal 2003, including base salary levels, potential bonuses and stock option grants were determined by the compensation committee at the beginning of the fiscal year. The following is a report of the compensation committee describing the compensation policies and rationale applicable with respect to the compensation paid to our executive officers for fiscal 2003.

General Compensation Philosophy

      Our philosophy in setting compensation policies for our executive officers is to maximize shareholder value over time. The primary goal of our executive compensation program is to closely align the interests of the executive officers with those of our shareholders. To achieve this goal, we attempt to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to our long term success, motivate individuals to perform at their highest level and reward outstanding achievement, (ii) maintain a portion of the executive’s total compensation at risk, tied to achievement of financial, organizational and management performance goals, and (iii) encourage executives to manage from the perspective of owners with an equity stake in Cholestech. The compensation committee currently uses base salary, annual cash incentives and stock options to meet these goals.

Cash Compensation

      Base salary is primarily used by us as a device to attract, motivate, reward and retain highly skilled executives. The compensation committee reviewed and approved fiscal 2003 base salaries for our chief executive officer and other executive officers at the beginning of the fiscal year. Base salaries were established by the compensation committee based on an executive officer’s job responsibilities, level of experience, individual performance, contribution to the business, our financial performance for the past year and recommendations from management. The compensation committee also takes into account the salaries for similar positions at comparable companies, based on each individual member’s industry experience. In reviewing base salaries, the compensation committee focuses significantly on each executive officer’s prior performance with us and expected contribution to our future success. In making base salary decisions, the compensation committee exercises its discretion and judgment based upon these factors. No specific formula is applied to determine the weight of each factor. In fiscal 2003, the base of salary of Mr. Pinckert, our chief executive officer and president, was $334,962, as compared to $293,750 in fiscal 2002.

      Each named executive officer’s bonus is based on qualitative and quantitative factors and is intended to motivate and reward such named executive officers by directly linking the amount of any cash bonus to specific company based performance targets and specific individual based performance targets. Annual incentive bonuses for named executive officers are intended to reflect the committee’s belief that a portion of the compensation of each named executive officer should be contingent upon the performance of our company, as well as the individual contribution of each named executive officer. To carry out this philosophy, the board of directors reviews and approves the financial budget for the fiscal year. The compensation committee then establishes target bonuses for each named executive officer as a percentage of the officer’s base salary. The named executive officers, including Mr. Pinckert, must successfully achieve these performance targets which are submitted by management to the compensation committee for its evaluation and approval at the beginning of the fiscal year. The company based performance goals are tied to different indicators of our performance, such as the operating results. The individual performance goals are tied to different indicators of such named executive officer’s performance, such as our financial performance, new product development and increase in the customer base. The compensation committee evaluates the completion of the company based performance targets and specific individual based performance targets and approves a performance rating relative to these goals. This scoring is influenced by the compensation committee’s perception of the importance of the various corporate and individual goals. The compensation committee believes that the bonus arrangement provides an excellent link between our earnings performance and the incentives paid to the named executive officers. In fiscal 2003, Mr. Pinckert’s bonus was $82,000, as compared to $90,155 in fiscal 2002.

Equity Based Compensation

      The compensation committee provides our named executive officers with long-term incentive compensation through grants of stock options under our 2000 stock incentive program. The compensation committee believes that stock options provide our named executive officers with the opportunity to purchase and maintain an equity interest in Cholestech and to share in the appreciation of the value of our common stock. The compensation committee believes that stock options directly motivate an executive to maximize long term shareholder value. Such options also use vesting periods that encourage key executives to remain with Cholestech. All options granted to named executive officers to date have been granted at the fair market value of our common stock on the date of grant. The compensation committee considers the grant of each option subjectively, considering factors such as the named executive officer’s relative position and responsibilities, the individual performance of the named executive officer over the previous fiscal year and the anticipated contribution of the named executive officer to the attainment of our long term strategic performance goals. The committee also considers stock options granted in prior years. The compensation committee views stock option grants as an important component of our long term, performance based compensation philosophy.

      Under the guidelines stated above, the compensation committee reviewed and granted stock options on August 14, 2002 to Mr. Pinckert and the named executive officers as described above under the heading “Executive Compensation and Other Matters — Option Grants in Last Fiscal Year.”

Tax Deductibility of Executive Compensation

      The compensation committee has considered the potential impact of Section 162(m) of the Internal Revenue Code on the compensation paid to our named executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the named executive officers. However, certain performance based compensation is specifically exempt from the deduction limit. We have adopted a policy that, where reasonably practicable, we will seek to qualify variable compensation paid to our executive officers for an exemption from the deductibility limitations of Section 162(m).

      Respectfully submitted by the compensation committee of the board of directors:

John L. Castello, Chairman
Molly J. Coye, M.D.
Stuart Heap
John H. Landon

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this report of the audit committee of the board of directors shall not be deemed “filed” with the Securities and Exchange Commission or “soliciting material” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

      In accordance with the written charter adopted by the board of directors, the audit committee of the board of directors, composed of three independent directors, has the primary responsibility of overseeing our financial reporting, accounting principles and system of internal accounting controls and reporting its observations and activities to the board. It also recommends the appointment of our independent accountants and approves the services performed by the accountants. The members of the audit committee have been determined to be independent in accordance with the applicable rules of the National Association of Securities Dealers. A copy of the audit committee’s charter is attached to this proxy statement as Annex A.

      On July 30, 2002, the Sarbanes-Oxley Act was signed into law. For the remainder of the fiscal year, the audit committee periodically met with representatives of management, legal counsel and our independent accountants to further understand and receive updates regarding the provisions of the Sarbanes-Oxley Act. We also reviewed processes that already are in place as well as those that will be implemented to comply with the requirements of the Sarbanes-Oxley Act as they become effective.

      The audit committee has received from the independent accountants a formal written statement describing all relationships between the accountants and us that might bear on the accountants’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussion with audit committees) and has discussed with the accountants any relationships that may impact their independence, and satisfied itself as to the accountants’ independence.

      Management has the primary responsibility for the preparation of the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee and our independent accountants reviewed the audited financial statements in the Annual Report on Form 10-K with management including a discussion of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. As part of the review of the audited financial statements, the audit committee discussed with the independent accountants their judgments as to our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards.

      The audit committee has discussed and reviewed with the independent accountants all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380) and, with and without management present, discussed and reviewed the results of the independent accountants’ examination of the financial statements.

      The audit committee meets with the independent accountants, with and without management present, to discuss the results of their examination, their evaluation of our internal controls and the overall quality of our financial reporting. During fiscal 2003, the audit committee met seven times, and our management and independent accountants were present at each of those meetings.

      Based on the above review and discussions with management and the independent accountants, the audit committee recommended to the board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 28, 2003 for filing with the Securities and Exchange Commission. The audit committee also recommended the reappointment of the independent accountants, and the board of directors concurred in such recommendation.

      Respectfully submitted by the audit committee of the board of directors:

Larry Y. Wilson, Chairman
Michael D. Casey
Stuart Heap
John H. Landon

STOCK PRICE PERFORMANCE GRAPH

      Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, the following information relating to the price performance of our common stock shall not be deemed “filed” with the Securities and Exchange Commission or “soliciting material” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

      The following is a line graph comparing the cumulative total return to shareholders of our common stock at March 28, 2003 since March 27, 1998 to the cumulative total return over such period of (i) The Nasdaq Stock Market United States Index and (ii) a Peer Group Index, which includes all companies in the Standard Industrial Classification Code 3826 — Measuring and Controlling Devices, of which we are a member.

Comparison of Five Year Cumulative Total Return(1) Among Cholestech Corporation,

The Nasdaq Stock Market (U.S.) Index And A Peer Group(2)(3)

	3/98	3/99	3/00	3/01	3/02	3/03

CHOLESTECH CORPORATION	100.00	14.17	56.46	32.09	119.13	54.27
NASDAQ STOCK MARKET (U.S.)	100.00	135.08	250.99	100.60	101.32	74.37
PEER GROUP	100.00	104.74	225.40	155.69	148.22	97.32

(1)	Assumes that $100.00 was invested on March 31, 1998 in our common stock or index, and that all dividends were reinvested. No dividends have been declared on our common stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

(2)	Peer Group is SIC Code 3826 — Measuring and Controlling Devices.

(3)	We operate on a 52/53 week fiscal year, which ends on the last Friday in March. Accordingly, the last trading day of our fiscal year may vary. For consistent presentation and comparison to the indices shown herein, we have calculated our stock performance graph assuming a March 31 year end.

RELATED PARTY TRANSACTIONS

      In December 2002, we terminated the employment of Mr. Stromberg, our former chief information officer. Pursuant to the severance agreement between us and Mr. Stromberg, we accelerated the vesting of options to purchase 28,750 shares of our common stock with a weighted average exercise price of $8.95 held by Mr. Stromberg and are making severance payments in the aggregate amount of $163,543 and providing medical and dental coverage to Mr. Stromberg until December 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of such forms that we have received, or written representations from reporting persons, we believe that all executive officers, directors and 10% shareholders complied with all applicable filing requirements during fiscal 2003.

OTHER MATTERS

      We are not aware of any other matters to be submitted at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

The Board of Directors of
Cholestech Corporation

Dated: July 10, 2003

ANNEX A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF CHOLESTECH CORPORATION

(Amended January 23, 2003)

Purpose

      The Audit Committee (the “Committee”) is a committee of the Board of Directors of Cholestech Corporation (the “Company”). The purpose of the Committee is to assist the Board of Directors in fulfilling its responsibilities for oversight of the Company’s financial and accounting activities as they impact the financial reporting process, the Company’s system of internal accounting and financial controls, the quality and integrity of the Company’s financial reports, the Company’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Company’s independent accountants. In the exercise of its oversight, it is not the duty of the Committee to prepare financial statements or to plan or conduct audits or to determine that the Company’s financial statements fairly present the Company’s financial position and results of operation and are in accordance with generally accepted accounting principles. Instead, such duties remain under the responsibility of management and the independent accountants.

Oversight

      It is acknowledged that all of the areas of oversight listed below may not be relevant to all of the matters and tasks that the Committee may consider and act upon from time to time, and the members of the Committee in their judgment may determine the relevance thereof and the attention such items will receive in any particular context.

      In meeting its oversight responsibilities, the Committee shall:

1. Appoint, compensate and oversee the work of the independent accountants (including resolving disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

2. Request from the independent accountants a formal written statement delineating all relationships between the accountant and the Company, consistent with Independent Standards Board Standard No. 1, and engage in a dialogue with the accountants with respect to any disclosed relationship or services that may impact the objectivity and independence of the accountants, including the proportion of non-audit services to audit services performed by the accountants.

3. Pre-approve audit and non-audit services provided to the Company by the independent accountants (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Committee shall have the sole authority to approve the hiring and firing of the independent accountants, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent accountants.

4. Consider, in consultation with the independent accountants, the audit scope and plan of the internal auditors, if any, and of the independent accountants.

5. Review the reports submitted to the Committee by the independent accountants in accordance with the applicable Securities and Exchange Commission (the “SEC”) requirements.

6. Oversee compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities.

7. Review, including meeting periodically with management and the independent accountants, the following:

(a) The adequacy of the Company’s internal controls, including computerized information system controls and security.

(b) Any related significant findings and recommendations of the independent accountants and internal auditors together with management’s responses thereto.

(c) Prior to release, the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings.

8. Review with management and the independent accountants at the completion of the annual examination:

(a) The Company’s annual financial statements.

(b) The independent accountants’ audit of the financial statements and its report thereon.

(c) Any significant changes required in the independent accountants’ audit plan or in the planned scope of their audit.

(d) Any serious difficulties or disputes with management encountered during the course of the audit.

(e) Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards, including the matters required to be discussed by Statement of Auditing Standards No. 61, as it may be modified or supplemented.

(f) Any significant findings of the independent accountants during the year and management’s responses thereto.

(g) Any significant suggestions for improvements provided to management by the independent accountants.

9. Review and discuss with management and the independent accountants before release, and recommend to the Board of Directors for inclusion in the Company’s Annual Report on Form 10-K, the audited financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations.

10. Review and discuss with management and the independent accountants before release the Company’s interim financial statements included in its Quarterly Reports on Form 10-Q and Management’s Discussion and Analysis of Financial Condition and Results of Operations. Confirm that the Company’s independent accountants have reviewed the Company’s interim financial statements included in its Quarterly Reports on Form 10-Q, using applicable professional standards and procedures for conducting such reviews, including those set forth in Statement of Auditing Standards No. 71. Review and discuss with management and the independent accountants before release the unaudited quarterly operating results in the Company’s quarterly earnings release. The chair of the Committee may represent the entire Committee for the purposes of these reviews.

11. Review and discuss with management and the independent accountants the accounting policies which may be viewed as critical, any significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports, as well as request that the independent accountants explain alternative accounting policies.

12. Review and approve in advance any proposed related party transactions.

13. Review, approve and monitor the Company’s code of ethics for senior financial officers.

A-2

14. Meet with the independent accountants and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

15. Report committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

16. Prepare a report for inclusion in the Company’s Proxy Statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e)(3) of Schedule 14A.

17. If necessary, institute special investigations and, if appropriate, hire special counsel or other experts to assist.

18. Perform such other functions as assigned by law, the Company’s charter or bylaws, or the Board of Directors.

Membership

      The membership of the Audit Committee shall consist of at least three independent directors. The members of the Committee and the chairman shall be appointed by action of the Board of Directors and shall serve at the discretion of the Board of Directors. Members of the Audit Committee shall satisfy the following criteria (as well as any criteria required by the SEC):

1. Each member will be an independent director, as defined in (i) NASDAQ Rule 4200, (ii) the rules of the SEC and (iii) the Sarbanes-Oxley Act of 2002;

2. Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

3. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

Committee Organization and Procedures

      The Committee shall operate pursuant to a written charter indicating the duties and responsibilities of the Committee, as approved by the Board of Directors. The Committee shall meet at least four times a year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors. The Committee shall review and reassess the Committee’s charter, structure, processes and membership requirements at least annually and submit any recommended changes to the Board of Directors for its consideration.

Compensation

      Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board, including stock options.

      Members of the Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

A-3

ANNEX B

CHARTER FOR THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
OF CHOLESTECH CORPORATION

(Adopted October 17, 2002)

Purpose

      The purpose of the Compensation Committee of the Board of Directors (the “Board”) of Cholestech Corporation (the “Company”) shall be to assist the Board in the discharge of its responsibilities relating to compensation of the Company’s executive officers. The Committee has overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs of the Company and administering the Company’s incentive compensation plans.

      The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s proxy statement.

      The Compensation Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board from time to time prescribes.

Committee Membership and Organization

      The Compensation Committee will be appointed by and will serve at the discretion of the Board. The Compensation Committee shall consist of no fewer than two members. The members of the Compensation Committee shall meet the (i) independence requirements of the listing standards of The Nasdaq Stock Market, (ii) non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, and (iii) the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

      The members of the Compensation Committee will be appointed by the Board on the recommendation of the Nominating Committee. Compensation Committee members will serve at the discretion of the Board.

      The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

Committee Responsibilities and Authority

      1.     The Compensation Committee shall annually review and recommend for the Chief Executive Officer and the executive officers of the Company (a) the annual base salary, (b) the annual incentive bonus, including the specific goals and amount, (c) equity compensation, (d) employment agreements, severance arrangements and change in control agreements/provisions, and (e) any other benefits, compensation or arrangements. Such recommendations shall be considered by a majority of the Company’s independent directors at an executive session.

      2.     The Compensation Committee shall review director compensation periodically and recommend to the Board for its consideration any changes deemed appropriate.

      3.     The Compensation Committee shall administer and make recommendations to the Board with respect to the Company’s incentive compensation plans.

      4.     The Compensation Committee may form and delegate authority to subcommittees when appropriate.

      5.     The Compensation Committee shall make regular reports to the Board.

      6.     The Compensation Committee shall review and reassess its charter, structure, processes and membership requirements at least annually and submit any recommended changes to the Board for its consideration.

      7.     The Compensation Committee shall annually review its own performance.

      8.     The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used by the Company to assist in the evaluation of Chief Executive Officer or executive officer compensation and shall have sole authority to approve the consultant’s fees and other retention terms.

      9.     The Compensation Committee shall have the authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

      10.     The Compensation Committee may act on behalf of the Board on compensation matters when such actions are necessary before the next scheduled Board meeting, provided that such actions are subsequently ratified by the Board.

B-2

CHOLESTECH CORPORATION

2000 STOCK INCENTIVE PROGRAM1

(As Amended Effective March 2003)

     1.     Purposes of the Plan. The purposes of this 2000 Stock Incentive Program are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2.     Definitions. As used herein, the following definitions shall apply:

          (a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

          (c) “Board” means the Board of Directors of the Company.

          (d) “Code” means the Internal Revenue Code of 1986, as amended.

          (e) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (f) “Common Stock” means the common stock of the Company.

          (g) “Company” means Cholestech Corporation, a California corporation.

[1] The 2000 Stock Incentive Program has been amended to reflect the proposed amendments approved by the Board of Directors in March 2003, which amendments are set forth in Proposal Three and Proposal Four of the Proxy Statement for approval by the shareholders at the 2003 Annual Meeting.

          (h) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (i) “Director” means a member of the Board.

          (j) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (k) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

          (l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          (m) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (n) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (o) “Inside Director” means a Director who is an Employee.

          (p) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

          (q) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (r) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s) “Outside Director” means a Director who is not an Employee and who is not the “beneficial owner” (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing 1% or more of the total voting power represented by the Company’s outstanding voting securities on the date of any grant hereunder.

          (t) “Option” means a stock option granted pursuant to the Plan.

          (u) “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (v) “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

          (w) “Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

          (x) “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

          (y) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (z) “Plan” means this Cholestech Corporation 2000 Stock Incentive Program.

          (aa) “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

          (bb) “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (cc) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (dd) “Section 16(b)” means Section 16(b) of the Exchange Act.

          (ee) “Service Provider” means an Employee, Director or Consultant.

          (ff) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (gg) “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (hh) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3.     Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is one million eight hundred and forty-five thousand (1,845,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.     Administration of the Plan.

          (a) Procedure.

               (i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

               (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

               (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

               (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

               (iv) to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

               (vii) to institute an Option Exchange Program;

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

               (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5.     Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6.     Limitations.

          (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

          (c) The following limitations shall apply to grants of Options:

               (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 300,000 Shares.

               (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 300,000 Shares, which shall not count against the limit set forth in subsection (i) above.

               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13.

               (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7.     Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8.     Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9.     Option Exercise Price and Consideration.

          (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i) In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

          (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash;

(ii) check;

               (iii) promissory note;

               (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

               (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

               (vii) any combination of the foregoing methods of payment; or

               (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10.     Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

               Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.     Stock Purchase Rights.

          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12.     Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     13.     Formula Option Grants to Outside Directors. Outside Directors shall be granted Options each year in accordance with the following provisions:

          (a) All Options granted pursuant to this Section 13 shall be Nonstatutory Stock Options and, except as otherwise provided herein, shall be subject to the other terms and conditions of the Plan.

          (b) Except as provided in subsection (f) below, each person who first becomes an Outside Director on or after the date that shareholders of the Company approve this Plan, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy shall be automatically granted an Option to purchase up to 20,000 Shares (the “First Option”), as determined by the Board in its sole and absolute discretion, on the date he or she first becomes an Outside Director; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

          (c) Except as provided in subsection (f) below, each Outside Director shall be automatically granted an Option to purchase up to 10,000 Shares (a “Subsequent Option”) following each annual meeting of the shareholders of the Company, if immediately after such meeting, he or she shall continue to serve on the Board and shall have served on the Board for at least the preceding six (6) months.

          (d) Except as provided in subsection (f) below, each Outside Director who acts as the Chairman of the Board shall be automatically granted an Option to purchase up to 10,000 Shares (a “Chair Option”) following each annual meeting of the shareholders of the Company, if immediately after such meeting, he or she shall continue to serve as the Chairman of the Board.

          (e) Except as provided in subsection (f) below, each Outside Director who acts as the Chairman of the Audit or Compensation Committee shall be automatically granted an Option to purchase up to 5,000 Shares (a “Committee Chair Option”) following each annual meeting of the shareholders of the Company, if immediately after such meeting, he or she shall continue to serve as the Chairman of such Committee.

          (f) Notwithstanding the provisions of subsections (b), (c), (d) and (e) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 20 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 20 hereof.

          (g) The terms of each First Option, Subsequent Option, Chair Option and Committee Chair Option granted pursuant to this Section 13 shall be as follows:

               (i) the term of each First Option, Subsequent Option, Chair Option and Committee Chair Option shall be ten (10) years.

               (ii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of each First Option, Subsequent Option, Chair Option and Committee Chair Option. In the event that the date of grant is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant.

               (iii) 25% of the Shares subject to each Subsequent Option, Chair Option and Committee Chair Option shall vest each calendar quarter after the date of grant, so that 100% of the Optioned Stock shall be exercisable one year after the date of grant or on the date of the subsequent annual meeting of shareholders of the Company, whichever is earlier, subject to the Optionee remaining a Service Provider as of such vesting dates.

               (iv) 25% of the Shares subject to the First Option shall vest one year after the date of grant and 1/48 of the Shares subject to such option shall vest monthly thereafter, subject to the Optionee remaining a Service Provider as of such vesting dates.

     14.     Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     15.     Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     16.     Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     17.     Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     18.     Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19.     Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     20.     Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
CHOLESTECH CORPORATION

Proxy for the 2003 Annual Meeting of Shareholders
August 14, 2003

     The undersigned shareholder of Cholestech Corporation, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 10, 2003, and hereby appoints John L. Castello and Warren E. Pinckert II and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Shareholders of Cholestech Corporation to be held on August 14, 2003 at 10:00 a.m., local time, at our principal executive offices located at 3347 Investment Boulevard, Hayward, California 94545-3808, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

-  Detach here from proxy voting card.  -

You can now access your Cholestech Corporation account online.

Access your Cholestech Corporation shareholder/stockholder account online via Investor ServiceDirect ® (ISD).

Mellon Investor Services LLC agent for Cholestech Corporation, now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS – establish a PIN
 You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

Investor ServiceDirect® is currently only available for domestic individual and joint accounts.

• SSN
• PIN
• Then click on the Establish PIN button

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	FOR	WITHHOLD
	all nominees	(except as
	listed below	indicated)
1. ELECTION OF DIRECTORS:	☐	☐

(Instructions: If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below.)

01 John H. Landon	04 Stuart Heap
02 Michael D. Casey	05 Warren E. Pinckert II
03 John L. Castello	06 Larry Y. Wilson

		For	Against	Abstain
2.	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 26, 2004:	☐	☐	☐

		For	Against	Abstain
3.	PROPOSAL TO AMEND OUR 2000 STOCK INCENTIVE PROGRAM TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 650,000 SHARES:	☐	☐	☐

		For	Against	Abstain
4.	PROPOSAL TO AMEND OUR 2000 STOCK INCENTIVE PROGRAM TO AMEND THE FORMULA GRANT MECHANISM FOR THE INITIAL GRANT OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS, AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT:	☐	☐	☐

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, FOR THE AMENDMENT TO THE 2000 STOCK INCENTIVE PROGRAM TO INCREASE THE AGGREGATE NUMBER OF SHARES AND FOR THE AMENDMENT TO THE 2000 STOCK INCENTIVE PROGRAM TO AMEND THE FORMULA GRANT MECHANISM FOR THE INITIAL GRANT OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature(s)	Dated	,2003

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

-  Detach here from proxy voting card  -